                                                                     Exhibit 3.9

                                  FORM BCA-47

                           ARTICLES OF INCORPORATION

TO:  JIM EDGAR, Secretary of State

The name and address of the incorporators are as follows:
     Name               Number    Street        City         State    Zip Code
------------------------------------------------------------------------------
Thomas J. Wolf, Jr.    617 East Church Street   Harrisburg    IL      62946
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

The above named incorporators, being one or more natural persons of the age of twenty-one years or more or a corporation, and having subscribed to the shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under "The Business Corporation Act" of the State of Illinois, do hereby adopt the following Articles of Incorporation:

                                  ARTICLE ONE

The name of the corporation hereby incorporated is: Centrifugal Services, Inc.
                                                   ----------------------------
-------------------------------------------------------------------------------

                                  ARTICLE TWO

The name and address of the initial registered agent and registered office are:
Registered agent         Jerry Farmer
                ---------------------------------------------------------------
Registered office        Route #1, Box 137A
                 --------------------------------------------------------------
City, Zip code, County   Galatia, IL 62935, Saline
                      ---------------------------------------------------------

                                 ARTICLE THREE

The duration of the corporation is [X] perpetual OR ___________ years

                                 ARTICLE FOUR

The purposes for which the corporation is organized are:

  To buy, sell, own and lease real estate; to buy, sell, trade, repair and causing to be repaired various types of equipment; and to do all things associated with the foregoing that are authorized by The Business Corporation Act of Illinois.




                                 ARTICLE FIVE

Paragraph 1: The class, number of shares, the par value, if any, of each class which the corporation is authorized to issue, the number the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:

                          Par or     Number of shares        Number of shares     Total consideration
Class      Series         no par        authorized             to be issued     to be received therefor
--------------------------------------------------------------------------------------------------------
common                    no par          1,000                     200                  $1,000
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
========================================================================================================
                                                                                   Total $1,000
                                                                                         ---------------

Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

                                  ARTICLE SIX

The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares.

                                 ARTICLE SEVEN

The number of directors to be elected at the first meeting of the shareholders: two (2).
-------

                                 ARTICLE EIGHT

Paragraph 1: It is estimated that the value of all property to be owned by the
corporation for the following year wherever located will be $                  .
                                                             ------------------

Paragraph 2: It is estimated that the value of the property to be located within
the State of Illinois during the following year will be $                      .
                                                         ----------------------

Paragraph 3: It is estimated that the gross amount of business which will be
transacted by the corporation during the following year will be $              .
                                                                 --------------

Paragraph 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the
following year will be $                .
                        ----------------

     NOTE: If all the property of the corporation is to be located in this State and all of its business is to be transacted at or from places of business in this State, or if the incorporators elect to pay the initial franchise tax on the basis of its entire stated capital and paid-in surplus, then the information called for in Article Eight need not be stated. The basis for computation of franchise taxes payable by domestic corporations is set forth in Section 132 of the Business Corporation Act.

     Signatures of incorporators:

/s/ Thomas J. Wolf, Jr.                   NOTE: If a corporation acts as
-----------------------------------       incorporator, the name of the
    Thomas J. Wolf, Jr.                   corporation shall be shown and the
                                          execution must be by its President
                                          or Vice-President and verified by
-----------------------------------       him and the corporate seal shall be
                                          affixed and attested by its
                                          Secretary or an Assistant Secretary.
-----------------------------------


-----------------------------------

As an incorporator, I declare that this document has been examined by me and is, to the best of my knowledge and belief, true, correct and complete.

                                  RETURN TO:

                            Corporation Department
                              Secretary of State
                          Springfield, Illinois 62756
                           Telephone (217) 782-7880

Form BCA-10.30
(Rev. Jan. 1991)
--------------------------------------------------------------------------------
George H. Ryan
Secretary of State
Department of Business Services
Springfield, IL 62756
Telephone (217)782-6961
--------------------------------------------------------------------------------
Remit payment in check or money order, payable to "Secretary of State."
--------------------------------------------------------------------------------
                             ARTICLES OF AMENDMENT
--------------------------------------------------------------------------------
File #
--------------------------------------------------------------------------------
                              SUBMIT IN DUPLICATE
--------------------------------------------------------------------------------
This space for use by Secretary of State

Date

Franchise Tax       $
Filing Fee          $
Penalty             $

Approved:
--------------------------------------------------------------------------------
1.   CORPORATE NAME:      Centrifugal Services, Inc.
                    ------------------------------------------------------------
                                                                        (Note 1)

2.   MANNER OF ADOPTION:
          The following amendment of the Articles of Incorporation was adopted on August 1, 1992 in the manner indicated below. ("X" one box only)
             ---------   --

     [_] By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                        (Note 2)
     [_] By a majority of the board of directors, in accordance with Section 10.15, shares having been issued by shareholder action not being required for the adoption of the amendment;
                                                                        (Note 3)
     [_] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                        (Note 4)
     [_] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with
          Section 7.10;
                                                                        (Note 4)
     [X] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                        (Note 4)

                              (INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is RESOLVED, that the Articles of Incorporation be amended to read as follows:)

--------------------------------------------------------------------------------
                                  (NEW NAME)

                All changes other than name, include on page 2
                                    (over)

                                  Resolution



Resolved to increase the authorized shares of stock from 1,000 to 10,000.

3. The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows (If not applicable insert "No Change")

     No change

4. (a) The manner in which said amendment effects a change in the amount of paid in capital (Paid in capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) is as follows (If not applicable, insert "No change")

     No change

     (b) The amount of paid in capital (Paid in Capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

     No change


                                       Before Amendment   After Amendment
                    Paid in Capital    $ 1,000.00         $ 1,000.00
                                       ---------------    ---------------

                      (Complete either Item 5 or 6 below)
5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

     Dated        August 1     , 1992          Centrifugal Services, Inc.
          ----------------------   --    --------------------------------------
                                               (Exact Name of Corporation)
     attested by  /s/ Stephen W. Coomes  by  /s/ Jerry Messmer
                -----------------------      ----------------------------------
                (Signature of Secretary      (Signature of President or Vice
                or Assistant Secretary)      President)

                Stephen W. Coomes, Sec.      Jerry Messmer, Pres.
                -----------------------      ----------------------------------
                (Type or Print Name and      (Type or Print Name and Title)
                Title)

6. If amendment is authorized by the incorporators, the incorporators must sign below.

                                      OR

     If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

     Dated                      , 19
          ----------------------    --

     --------------------------          -------------------------
     --------------------------          -------------------------
     --------------------------          -------------------------
     --------------------------          -------------------------

Form BCA-10.30
(Rev. Jan. 1991)
--------------------------------------------------------------------------------
George H. Ryan
Secretary of State
Department of Business Services
Springfield, IL 62756
Telephone (217)782-6961
--------------------------------------------------------------------------------
Remit payment in check or money order, payable to "Secretary of State."
--------------------------------------------------------------------------------
                             ARTICLES OF AMENDMENT
--------------------------------------------------------------------------------
File #
--------------------------------------------------------------------------------
                              SUBMIT IN DUPLICATE
--------------------------------------------------------------------------------
This space for use by Secretary of State

Date

Franchise Tax       $
Filing Fee          $
Penalty             $

Approved:
--------------------------------------------------------------------------------
1.   CORPORATE NAME:      Centrifugal Services, Inc.
                    ------------------------------------------------------------
                                                                        (Note 1)

2.   MANNER OF ADOPTION:
          The following amendment of the Articles of Incorporation was adopted on May 10, 1994 in the manner indicated below. ("X" one box only)
             ------------

     [_] By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                        (Note 2)
     [_] By a majority of the board of directors, in accordance with Section 10.15, shares having been issued by shareholder action not being required for the adoption of the amendment;
                                                                        (Note 3)
     [_] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                        (Note 4)
     [_] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with
          Section 7.10;
                                                                        (Note 4)
     [X] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                        (Note 4)

                              (INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is RESOLVED, that the Articles of Incorporation be amended to read as follows:)

--------------------------------------------------------------------------------
                                  (NEW NAME)

                All changes other than name, include on page 2
                                    (over)

                                  Resolution



RESOLVED, that the authorized shares in Article V of the Articles of Incorporation be changed from 1,000 Common to Class A Common: 6,000; and Class B (Non-voting) Common: 4,000; total 10,000

3. The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows (If not applicable insert "No Change")

     n/a

4. (a) The manner in which said amendment effects a change in the amount of paid in capital (Paid in capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) is as follows (If not applicable, insert "No change")

     n/a

     (b) The amount of paid in capital (Paid in Capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

     No change


                                       Before Amendment   After Amendment
                    Paid in Capital    $ 1,000.00         $ 1,000.00
                                       ---------------    ---------------

                      (Complete either Item 5 or 6 below)

5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

     Dated   May 25       , 1994             Centrifugal Services, Inc.
          -----------------   --        -------------------------------------
                                            (Exact Name of Corporation)
     attested by /s/ Stephen W. Coomes  by  /s/ Jerry Farmer
                ----------------------      ---------------------------------
                (Signature of Secretary     (Signature of President or Vice
                or Assistant Secretary)     President)

                Stephen W. Coomes, Sec.     Jerry Farmer, Pres.
                -----------------------     ---------------------------------
                (Type or Print Name and     (Type or Print Name and Title)
                Title)

6. If amendment is authorized by the incorporators, the incorporators must sign below.

                                      OR

     If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

     Dated                      , 19
          ----------------------    --

     --------------------------          -------------------------
     --------------------------          -------------------------
     --------------------------          -------------------------
     --------------------------          -------------------------

                           JOINT WRITTEN CONSENT OF
                      THE DIRECTORS AND SOLE SHAREHOLDER
                         OF CENTRIFUGAL SERVICES, INC.

     The undersigned, being all the directors and the sole shareholder of

Centrifugal Services, Inc., and Illinois corporation (the "Corporation"), acting pursuant to Sections 7.10 and 8.45 of the Illinois Business Corporation Act of

1983, as amended, adopt the following resolutions by written consent in lieu of holding a special meeting:

     RESOLVED, that the Corporation's Articles of Incorporation shall be amended by deleting Article Four thereof in its entirety and inserting the following in lieu thereof:

          "The purpose for which the Corporation is organized are to engage in any lawful act or activity for which corporations may be organized under the Illinois Business Corporation Act."

     RESOLVED, that the By-Laws of the Corporation are hereby amended and restated to the form of By-Laws set forth on attached and incorporated Exhibit A to this Consent, and the Secretary is hereby directed to place such By-Laws in the Corporation's minute book.

     This Consent shall be placed in the Corporation's minute book.

     Dated:  December 15, 1995.
                      --
                                              ELGIN NATIONAL INDUSTRIES, INC.,
                                              being the sole shareholder

                                              By:  /s/ Wayne J. Conner,
                                                 -------------------------------
                                                 Wayne J. Conner,
                                                 Vice President,
                                                 Treasurer and holder of
                                                 proxy dated January 9, 1995


1517136.1

                                  /s/ Fred C. Schulte
                                  -----------------------------------
                                  Fred C. Schulte


                                  /s/ Charles D. Hall
                                  -----------------------------------
                                  Charles D. Hall



                                  /s/ Wayne J. Conner
                                  -----------------------------------
                                  Wayne J. Conner


                                  BEING ALL THE DIRECTORS OF THE
                                  CORPORATION


15175136.1                            -2-